UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2006
QLOGIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	0-23298 (Commission File Number)	33-0537669 (IRS Employer Identification No.)

26650 Aliso Viejo Parkway, Aliso Viejo, California (Address of principal executive offices)		92656 (Zip Code)
Registrant’s telephone number, including area code: (949) 389-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 8.01 Other Events
     On February 1, 2006, the Board of Directors of QLogic Corporation, at a regularly scheduled meeting, approved a two-for-one stock split to be effected in the form of a stock dividend. Stockholders of record at the close of business on February 16, 2006 will be issued one additional share of the Registrant’s common stock for each share held on such date. The additional shares will be distributed on or about March 2, 2006. A copy of the press release issued by the Registrant announcing the stock split is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

99.1	Press Release, dated February 2, 2006, announcing the QLogic Corporation stock split.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLOGIC CORPORATION
February 2, 2006	/s/ Anthony J. Massetti
Anthony J. Massetti
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Document
99.1	Press Release dated February 2, 2006, announcing the QLogic Corporation stock split.